Exhibit 10.50

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MASTER CONTRACT SERVICES AGREEMENT

THIS MASTER CONTRACT SERVICES AGREEMENT (together with Appendices A and any Statement(s) of Work (as defined in Section 1), the “Agreement”) is made as of the last signature date (the “Effective Date”) by and between Crescent Biopharma, Inc., a Delaware corporation with an office at 221 Crescent Street, Bldg. 23, Suite 105, Waltham, MA 02453 (“Crescent”) and Charles River Laboratories, Inc., a Delaware corporation with a business address at 251 Ballardvale Street, Wilmington, Massachusetts 01887, and its Affiliates (as hereinafter defined) (“Service Provider”).

1.	Agreement Structure. From time to time, Crescent may want Service Provider to provide certain services (other than services that are required to comply with good manufacturing practices, and clinical development-related services (“Services”) pursuant to the terms and conditions of this Agreement. The Services shall consist of individual studies or consultations (each, a “Study”). This Agreement contains general terms and conditions under which Crescent would engage Service Provider and under which Service Provider would provide Services. Crescent and Service Provider must complete and execute a work order, project order or statement of work referencing this Agreement (each, a “Statement of Work”) before any Services are provided. Each Statement of Work will include, at a minimum, the nature, design and scope of the Study and the schedule of work to be performed or consulting services to be provided during the course of an individual Study and the information relating to the specific Services outlined in the sample Statement of Work attached as Appendix A. Neither Crescent nor Service Provider is obligated to execute any Statement of Work. Once executed, each Statement of Work becomes part of this Agreement, although the terms in a Statement of Work will apply only to Services described in that Statement of Work. A Statement of Work may not change any term in this Agreement, unless specifically agreed upon to the contrary in the Statement of Work.

2.	About Services.

2.1	Provision of Services. Service Provider agrees to provide all Services identified in any Statement of Work: (a) within the estimated time period specified in the relevant Statement of Work; and (b) in accordance with the prevailing industry standards and practices for the performance of similar services. For each Statement of Work, Service Provider will designate a “Project Leader” who will be available for frequent communications with Crescent regarding Services provided under that Statement of Work, as well as contacts for administrative and payment matters for those Services. Crescent will designate a “Crescent Representative” who will be the point of contact for the Project Leader.

2.2	Service Provider will maintain industry standards of professional conduct in the performance of the Study and in the preparation of all related reports. Service Provider and Crescent will adhere to all material government laws, rules and regulations applicable to the conduct of the Study (“Applicable Law”). If applicable, and as set forth in the Statement of Work, Service Provider will perform the Study in compliance with the current good laboratory practices or the current good manufacturing practices of the appropriate governmental regulatory agencies.

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2.3	Change Orders. If either party identifies a need to modify a Statement of Work, the identifying party will notify the other party in writing [***]. Service Provider will use reasonable efforts to provide to Crescent within [***] after receiving or providing the notice described above a written change order containing a description of the required modifications and their effect on the scope, fees and timelines specified in the Statement of Work (each, a “Change Order”). No Change Order will be effective unless and until it has been signed by an authorized representative of each party. If Crescent does not approve a Change Order and has not terminated the Statement of Work, but still desires that the Statement of Work be modified, then the parties will use [***] to agree on a Change Order that is mutually acceptable. Service Provider will continue to work under the existing Statement of Work during any such negotiations, to the extent such efforts are practicable and would facilitate the completion of the work envisioned in the Statement of Work, but will not commence work in accordance with the Change Order until it is authorized in writing by Crescent. Service Provider agrees not to intentionally change or deviate in any material manner from the Statement of Work without Crescent’s prior approval. Deviations from the Statement of Work may be made in an emergency, to protect animal welfare, without Crescent’s approval, provided that Service Provider shall use commercially reasonable efforts to obtain Crescent’s verbal approval, which shall be subsequently confirmed by Crescent in writing. Should Service Provider be unable to contact Crescent in advance, Crescent agrees that in order to maintain the integrity of the Study, Service Provider may proceed accordingly and be entitled to recover such additional costs from Crescent upon presentation of an explanation of such deviations and the necessity thereof.

2.4	Nothing in this Agreement prevents Service Provider from carrying out similar services for any other party, provided that such services will not conflict with the provision of Services under this Agreement.

2.5	Subcontracting.

(a)	With Crescent’s prior written consent, which shall not be unreasonably withheld, Service Provider is permitted to subcontract the performance of specific obligations of Service Provider under this Agreement or any Statement of Work to a qualified non-Affiliate third party including consultants; provided, that:

(i)	such subcontracted Services are agreed in the relevant Statement of Work;

(ii)	such third party performs those obligations in a manner consistent with the terms and conditions of this Agreement; and

(iii)	Service Provider remains liable for the performance of such obligations by such third party.

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(b)	“Affiliate” means, with respect to either Crescent or Service Provider, any corporation, company, partnership, joint venture and/or firm which controls, is controlled by or is under common control with Crescent or Service Provider, as applicable. As used in this Section 2.5(b), “control” means (i) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction); and (ii) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect more than fifty percent (50%) of the members of the governing body of such non-corporate entity. In the event that an Affiliate performs any part of the Services, invoices for such Services may be issued to Crescent directly by the Affiliate in the currency specified in the relevant Statement of Work or as otherwise agreed in writing between the parties. Crescent shall pay such invoices directly to the relevant Affiliate. References to Service Provider and Company in this Agreement shall include their respective Affiliates as appropriate.

(c)	To the extent that Crescent engages a third party to perform any Services related to a Study, Crescent shall provide all information requested by Service Provider regarding such services, including, without limitation, all information regarding regulatory and quality assurance sufficient to enable Service Provider to comply with its own regulatory and/or quality assurance obligations. If any Study activities are subcontracted by Crescent, Crescent will be responsible for qualification of these subcontractors to assure they meet all required standards and regulations.

2.6	Regulatory Contacts. Unless prohibited by applicable law, Service Provider will notify Crescent [***], after Service Provider receives any contact or communication from any regulatory authority relating directly to Services and will provide Crescent with a summary of such contact and copies of any such communication [***] after Service Provider’s receipt of such contact or communication. Unless prohibited by applicable law, Service Provider will consult with Crescent regarding the response to any inquiry or observation from any regulatory authority to the extent relating directly to Services and will allow Crescent to participate [***] in any further contacts or communications to the extent relating directly to Services. [***].

2.7	Audits. Service Provider will allow (a) representatives of regulatory agencies, and (b) on an [***] basis, with [***] written advance notice and during normal business hours, without interruption to the business operation of Service Provider, with no more than [***] Crescent employees and/ representatives (provided such representatives are not competitors of Service Provider), to review Service Provider’s standard operating procedures and Records (as defined in Section 5.4), to inspect the facilities used to render the Services, and to observe performance of the Services under the applicable Statement of Work, and to monitor Service Provider’s compliance with the terms of this Agreement, provided that such audit shall not exceed [***] (assuming Service Provider’s full cooperation). In addition, the Project Leader and Crescent Representative and their designees will participate in meetings to review performance of the Services and to coordinate such Services as set forth in the applicable Statement of Work. Service Provider will supply to Crescent copies of all standard operating procedures relevant to the Services for review during an on-site or remote audit.

2.8	Data Verification. Unless otherwise provided in the applicable Statement of Work, a copy of all raw data, databases and analytical reports of the data resulting from the Services will be provided to Crescent in a format mutually agreed upon by Crescent and Service Provider. Service Provider will verify the accuracy of the data contained in all databases and/or reports provided by it against the raw data.

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2.9	In the event Service Provider provides electronic access to the Study data, records, reports and other documentation and Crescent elects to use such electronic access, the use of such electronic access shall be governed by Service Provider’s standard electronic access terms and conditions which may be accessed via Service Provider’s website.

3.	Representations and Warranties

3.1	Representations and Warranties of Service Provider. Service Provider represents and warrants as follows:

(a)	Organization of Service Provider. Service Provider is and will remain a corporation or company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b)	Enforceability of this Agreement. The execution and delivery of this Agreement by Service Provider has been authorized by all requisite corporate or company action. This Agreement is and will remain a valid and binding obligation of Service Provider, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

(c)	Absence of Other Contractual Restrictions. Service Provider is under no contractual or other obligation or restriction that is inconsistent with Service Provider’s execution or performance of this Agreement. Service Provider will not enter into any agreement, either written or oral, that would conflict with Service Provider’s responsibilities under this Agreement.

(d)	Qualifications of Service Provider Personnel. Service Provider has engaged, will engage and will cause its Affiliates involved in rendering Services to engage, employees and permitted subcontractors including consultants (collectively, “Service Provider Personnel”) with the proper skill, training, availability and experience to provide Services. Before providing Services, all Service Provider Personnel must be subject to binding written agreements with Service Provider under which they (a) have confidentiality obligations with regard to Crescent’s Confidential Information (as defined in Section 6) that are consistent with the terms of this Agreement; and (b) assign and effectively vest in Service Provider any and all rights that such personnel might have in the results of their work without any obligation of Crescent to pay any royalties or other consideration to such Service Provider Personnel.

(e)	Compliance. Service Provider will perform all Services with requisite care, skill and diligence, in accordance with all applicable laws, rules, regulations, orders and industry standards. Without limiting Service Provider’s obligation to comply with all applicable laws and regulations in providing Services, Service Provider agrees to comply with the United States Foreign Corrupt Practices Act, as amended from time to time, and the OECD Anti-Bribery Convention with regard to Services including not offering or giving anything of value to a foreign public official in connection with the performance of the official’s duties or inducing an official to use their position to influence any acts or decisions of any foreign, state or public international organization. If specified in a Statement of Work, Services will be rendered in accordance with applicable Good Laboratory Practices (GLP). If Services under a Statement of Work involve animal research, no animals used by Service Provider in any tests will be used for food purposes and all animals will be disposed of in accordance with applicable laws and regulations. In addition, Service Provider will comply with all Crescent policies and procedures that have been communicated in advance and in writing to Service Provider regarding access to and permitted conduct at Crescent’s or its Affiliate’s premises.

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(f)	Conflicts with Rights of Third Parties. Service Provider warrants that to its knowledge, the conduct and provision of Services will not violate any patent, trade secret or other proprietary or intellectual property right of any third party.

(g)	Absence of Debarment. Service Provider warrants that to its best current knowledge, Service Provider, its Affiliates, Service Provider Personnel and each of their respective officers and directors, as applicable: (a) have not been debarred and are not subject to a pending debarment, and will not use in any capacity in connection with Services any person who has been debarred or is subject to a pending debarment, pursuant to Section 306 of the United States Food, Drug and Cosmetic Act, 21 U.S.C. § 335a; (b) are not ineligible to participate in any federal and/or state healthcare programs or federal procurement or non-procurement programs (as that term is defined in 42 U.S.C. § 1320a-7b(f)); (c) are not disqualified by any government or regulatory authorities from performing specific services, and are not subject to a pending disqualification proceeding; and (d) have not been convicted of a criminal offense related to the provision of healthcare items or services and are not subject to any such pending action. Service Provider will notify Crescent immediately if Service Provider, its Affiliates, any Service Provider Personnel, or any of their respective officers or directors, as applicable, is subject to the foregoing, or if any action, suit, claim, investigation, or proceeding relating to the foregoing is pending, or to Service Provider’s knowledge, is threatened.

(h)	Service Provider does not warrant or represent that the results of the Study will be acceptable to any regulatory or governmental agency to which they are presented, that the results of the Study will enable Crescent to further develop, market or otherwise exploit the Materials or any other product or service. The results of the Services shall not be used directly for human or veterinary diagnostic or therapeutic purposes; however, the results can be used to commercialize a product that will be used for these purposes. This Agreement is to carry out experimental research and for the use of experimental materials whose properties and safety may not have been established. Accordingly, specific results cannot be guaranteed and any delivered items provided by Service Provider to Crescent under this Agreement are provided ‘AS IS’ and without any express or implied warranties, representations or undertakings, except as set forth above.

(i)	THE WARRANTY BY SERVICE PROVIDER SET FORTH IN SECTION 3.1. ABOVE IS IN LIEU OF ANY AND ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR FOR NON-INFRINGEMENT OF A PATENT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT.

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3.2	Representations and Warranties of Crescent.

(a)	Organization of Crescent. Crescent is and will remain a corporation or company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

(b)	Enforceability of this Agreement. The execution and delivery of this Agreement by Crescent has been authorized by all requisite corporate or company action. This Agreement is and will remain a valid and binding obligation of Crescent, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

(c)	Absence of Other Contractual Restrictions. Crescent is under no contractual or other obligation or restriction that is inconsistent with Crescent’s execution or performance of this Agreement. Crescent will not enter into any agreement, either written or oral, that would conflict with Crescent’s responsibilities under this Agreement.

(d)	Conflicts with Rights of Third Parties. Crescent warrants that it owns all rights, title and interest in or otherwise has the right to use the Materials and the intellectual property related thereto, and that to its knowledge, the conduct and provision of the Materials will not violate any patent, trade secret or other proprietary or intellectual property right of any third party. In the event the Services require the use of commercially available compounds, Materials, or a target which has been specifically requested by Crescent, Crescent agrees that Service Provider has no liability to Crescent in respect of any infringement or alleged infringement of third party intellectual property rights.

4.	Compensation.

4.1	As full consideration for Services, Crescent will pay Service Provider the amounts set forth in the applicable Statement of Work in accordance with the payment schedule set forth in such Statement of Work. Crescent will have no obligation to pay for any Services (including expenses) that are not set forth in this Agreement, a signed Statement of Work, as amended by any Change Order that is signed or approved (as set forth in Section 2.5). Service Provider will invoice Crescent for all amounts due in United States Dollars. All undisputed payments will be made by Crescent within [***] after its receipt of an invoice and reasonable supporting documentation for such invoice. If Crescent has a good faith dispute regarding a Service Provider invoice submitted to Crescent, Crescent may withhold payment for the disputed services, provided that Crescent pays the undisputed amount and notifies Service Provider in writing of the specific amount and nature of the dispute within [***] from the date of Service Provider’s invoice. All applicable termination, delay, suspension or cancellation fees will be set forth in the applicable Statement of Work. Crescent will be liable for payment of any and all costs and expenses incurred by Service Provider in the collection of any overdue payment amount, including, without limitation, any costs and expenses incurred by Service Provider resulting from the use of a third party collection agency. Service Provider may elect to cease or suspend work on a Study or withhold required reports or other deliverables if Crescent does not make payments when due and payable. All applicable termination, delay, suspension or cancellation fees will be set forth in the Statement of Work.

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4.2	All amounts stated in this agreement to be payable by any party are stated exclusive of any VAT, sales, use excise, goods and services tax or any other similar tax which may be chargeable on those amounts and the amount of any tax shall be payable upon receipt of a valid tax invoice.

5.	Proprietary Rights.

5.1	Materials. All documentation, information, and biological, chemical or other materials controlled by Crescent and furnished to Service Provider by or on behalf of Crescent (collectively, with all associated intellectual property rights, the “Materials”), shall be provided by Crescent within the estimated time-frame set forth in the applicable Statement of Work, with sufficient amounts of all compounds, materials, or other substances meeting relevant specifications. Materials will remain the exclusive property of Crescent. Crescent will furnish such Material together with, such complete and accurate data as is necessary to apprise Service Provider of the identity, strength, purity, stability and composition or other appropriate characteristics of each batch, proper storage and safe handling requirements of Materials, including a Material Safety Data Sheet (MSDS) or equivalent documentation. In addition, if applicable, Crescent will provide Service Provider certification that the methods of synthesis, fabrication, or derivation of the Materials had been documented by Crescent. Service Provider will use Materials only as necessary to perform Services. Service Provider will not analyze Materials except as necessary to perform Services and will not transfer or make the Materials available to third parties without the prior written consent of Crescent, which consent shall not be unreasonably withheld. [***]. The import and export of technical data or Materials may be subject to the receipt of any necessary import and/or export licenses, permits or consents by the importing and/or exporting party. Crescent shall not provide or send to Service Provider any Materials until Service Provider notifies Crescent that all required licenses, consents and permissions have been received by Service Provider.

5.2	Deliverables.

(a)	Ownership. Crescent will own all rights throughout the world to all inventions, discoveries, improvements, ideas, processes, formulations, products, computer programs, works of authorship, databases, trade secrets, know-how, information, data, documentation, reports, research, creations and all other products and/or materials arising from or made in the performance of Services (whether or not patentable or subject to copyright or trade secret protection) (collectively, with all associated intellectual property rights, the “Deliverables”). Service Provider will assign and does assign to Crescent all right, title and interest in and to all Deliverables and will [***] disclose to Crescent all Deliverables. For purposes of the copyright laws of the United States, Deliverables constitute “works made for hire,” except to the extent such Deliverables cannot by law be “works made for hire”.

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(b)	Cooperation. During and after the term, Service Provider will, and will cause its Affiliates and Service Provider Personnel to, (i) cooperate fully in obtaining patent and other proprietary protection for any patentable or protectable Deliverables, all in the name of Crescent and at [***] cost and expense; and (ii) execute and deliver all requested applications, assignments and other documents, and take such other measures as Crescent reasonably requests, in order to perfect and enforce Crescent’s rights in the Deliverables, and Service Provider shall be compensated for such assistance. [***].

(c)	Service Provider Property. Notwithstanding the foregoing, Service Provider will retain full ownership rights in and to all templates, programs, methodologies, processes, technologies and other materials developed or licensed by Service Provider and its Affiliates prior to this Agreement, or during the performance of this Agreement provided that relate only to the conduct of Service Provider’s business and not to any Material or Crescent IP or Confidential Information of Crescent or any Deliverable, including but not limited to; present and future documentation, scientific and technical data, test procedures and other information that is owned or licensed by Service Provider and any improvements thereto made during the performance of the Services under this Agreement, made independently and that not include any Crescent IP or Confidential information (collectively, with all associated intellectual property rights, the “Service Provider Property”), regardless of whether such Service Provider Property is used in connection with Service Provider’s performance of its obligations under this Agreement. Subject to the terms and conditions hereof, Service Provider shall have the right to use concurrent control data as part of its general historical database. If any Service Provider Property is included in any Deliverable provided by Service Provider to Crescent under this Agreement or if a license under any Service Provider Property would be required in order to make full use of any Deliverable (collectively, “Included Service Provider Property”), Crescent shall have, and Service Provider hereby grants to Crescent, a non-exclusive, perpetual, worldwide, fully-paid up and royalty-free license to use and otherwise exploit such Included Service Provider Property, solely to the extent necessary for Crescent to access and use or otherwise exploit such Deliverable; Crescent accepts that: such Included Service Provider Property is not, according to Service Provider’s sole judgment, owned by a third party, and such Included Service Provider Property is licensed to Crescent “AS IS” without warranty of any kind, express or implied and that Service Provider has no liability to Crescent of any kind, whether direct or indirect, arising out of or in connection with such Included Service Provider Property. This license may be assigned or sub licensed by Crescent to any of their respective affiliates or successors in interest or development partner with respect to the development, use or sale of Crescent’s products that arise from the Study; provided that all of the conditions, requirements and limitations associated with this license herein are agreed to and accepted by the assignee/ sub licensee. Except as provided in the immediately preceding sentence, this license may not be sublicensed or assigned to any third party.

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(d)	Output. Service Provider may retain and curate output of the Services performed at any time (“Output”) for internal use for the purposes of personnel training, or to develop and/or improve Service Provider products and services including, but not limited to, developing, testing and/or validating artificial intelligence or machine learning algorithms, provided that all such Output shall subject to de-identification/anonymization and aggregation with other similarly curated records, in each case such that no identifiable characteristics of the Crescent, samples, original study design or the primary use of the Output are capable of being revealed, reverse engineered, or otherwise discovered. In the event Output is shared with Service Provider’s agents, consultants and partners, it shall only be shared via designated channels for secure data with agents, consultants and partners who have demonstrated secure data upload and storage practices as assessed by Service Provider. Service Provider and/or its agents, consultants and partners shall not have the right to use the Output for the purpose of developing a specific therapeutic product, but will have the right to develop improvements in service and technology platforms related to preclinical drug discovery, biologics manufacturing or pharmaceutical lot release testing.

5.3	Work at Third Party Facilities. Service Provider agrees not to accept or use any funds, space, personnel, facilities, equipment or other resources of a third party in performing Services or take any other action that could result in a third party owning or having a right in any Deliverables.

5.4	Records; Records Storage. Service Provider will maintain all materials, data and documentation obtained or generated by Service Provider in the course of preparing for and providing Services, including computerized records and files (collectively, the “Records”) in a secure area reasonably protected from fire, theft and destruction. All Records, other than financial records of Service Provider, will be the property of Crescent. Service Provider will not transfer, deliver or otherwise provide any Records to any party other than Crescent or its Affiliates, without the prior written approval of Crescent.

5.5	Record Retention. All Records will be retained by Service Provider for the longer of (a) the period set forth in the applicable Statement of Work, or (b) such period as may be required by applicable law or regulation; provided that, to the extent Records include Personal Data (see Section 7.2), such Personal Data will be retained in accordance with the requirements of Section 7.2. Service Provider will, at the direction and written request of Crescent, [***] deliver Records to Crescent or its designee, or dispose of the Records, unless the Records are required to be retained by Service Provider by applicable law or regulation or for insurance purposes, all in accordance with Service Provider’s standard archiving terms and conditions set forth on Appendix B attached hereto and made a part hereof. In no event will Service Provider dispose of any Records without first giving Crescent [***] prior written notice of its intent to do so.

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6.	Confidentiality.

6.1	Definition. “Confidential Information” means any and all non-public scientific, technical, financial, regulatory or business information, or data or trade secrets in whatever form (written, oral or visual) that (a) is furnished or made available by or on behalf of one party (the “Discloser”) to the other (the “Recipient”) or developed by Service Provider in connection with Services; and (b) if Service Provider is the Discloser, such information will include without limitation (i) if in tangible form, is labeled in writing as proprietary or confidential; or (ii) if in oral or visual form, is identified as proprietary or confidential at the time of disclosure or within [***] after such disclosure, (iii) development and marketing plans, regulatory and business strategies, financial information, and forecasts of Service Provider, and (iv) all information of third parties that Service Provider has an obligation to keep confidential, whether or not, in each case, such materials or information are marked or identified as confidential. Confidential Information of Crescent includes (A) Materials, Deliverables and Records; (B) development and marketing plans, regulatory and business strategies, financial information, and forecasts of Crescent; and (C) all information of third parties that Crescent has an obligation to keep confidential, whether or not, in each case, such materials or information are marked or identified as confidential. Notwithstanding the foregoing, information which is orally or visually disclosed to the Recipient by the Discloser, or is disclosed in writing without an appropriate letter, proprietary stamp or legend, shall constitute confidential information, provided that the confidential nature of such information would be apparent to a reasonable person, familiar with the Discloser’s business and industry in which it operates.

6.2	Obligations. During the term of this Agreement and for a period of [***] thereafter (and in the case of trade secrets properly labeled as such, until such time as Discloser no longer treats such information as a trade secret), Recipient agrees to (a) hold in confidence all Discloser’s Confidential Information, and not disclose Discloser’s Confidential Information except as expressly provided in Section 6.3, without the prior written consent of Discloser; (b) use Discloser’s Confidential Information solely to carry out Recipient’s rights or obligations under this Agreement; (c) treat Discloser’s Confidential Information with the same degree of care Recipient uses to protect Recipient’s own confidential information but in no event with less than a reasonable degree of care; (d) reproduce Discloser’s Confidential Information solely to the extent necessary to carry out Recipient’s rights or obligations under this Agreement, with all such reproductions being considered Discloser’s Confidential Information; and (e) notify Discloser of any unauthorized access to or disclosure of, Discloser’s Confidential Information including any such Discloser Confidential Information described in Section 6.5, [***] upon becoming aware of such disclosure. In the event of site visits to the other party’s facilities, each party agrees to protect any confidential information with which each party’s representatives may come in contact, by any means and for whatever purpose, during visits to the other party’s facilities. Each party agrees to communicate the substance of this provision to any of its employees and representatives that will be visiting the other party’s facilities. During any remote monitoring, audit or inspection of Service Provider, receiving party agrees not to (a) take photographs or use any other method of recording information regarding the site; (b) access or attempt to access or view any of the work product or network systems that are being used by Service Provider without the express permission and in the presence of the Service Provider representative that is hosting the remote audit; or (c) remove any document, equipment or other materials from the remote study monitoring or audit without Service Provider’s prior written permission. Receiving party acknowledges that the confidential information will be transmitted over public networks and receiving party agrees to notify Service Provider of any unauthorized use of the confidential information immediately upon becoming aware of such unauthorized use.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

6.3	Permitted Disclosures. Recipient may provide Discloser’s Confidential Information to its Affiliates, and to its and their directors, employees, consultants, contractors and agents on a need to know basis, solely as necessary to carry out Recipient’s rights or obligations under this Agreement and who are bound to protect the confidentiality of such confidential information by terms at least as stringent as those contained herein; provided, that (a) Recipient remains liable for the compliance of such Affiliates, directors, employees, consultants, contractors and agents with the terms of this Agreement and (b) such disclosure is only to the extent necessary for recipient to carry out its obligations under this Agreement. Recipient may also disclose Discloser’s Confidential Information to third parties only to the extent such disclosure is required to (i) to comply with (A) applicable law, (B) regulation or (C) the rules of any stock exchange or listing entity; (ii) to defend or prosecute litigation; or (iii) by a governmental authority or by order of a court of competent jurisdiction; provided, that Recipient provides prior written notice of such disclosure to Discloser, takes all reasonable and lawful actions to avoid or minimize the degree of such disclosure, and cooperates reasonably with Discloser in any efforts to seek a protective order. Furthermore, Crescent may disclose Confidential Information of Service Provider relating to Services to entities with whom Crescent has (or may have) a strategic product marketing and/or development collaboration or to bona fide actual or prospective underwriters, investors, lenders or other financing sources or to potential acquirers of the business to which this Agreement relates, and who in each case have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restrictions on use. The parties agree that confidential information is not deemed to be in the public domain merely because any part of the information is embodied in general disclosures or because individual features, components, or combinations are now, or become, known to the public.

6.4	Exceptions. Recipient’s obligations of non-disclosure and non-use under this Agreement will not apply to any portion of Discloser’s Confidential Information that Recipient can demonstrate, by competent proof:

(a)	is generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of Recipient;

(b)	is in Recipient’s possession at the time of disclosure other than as a result of Recipient’s breach of any legal obligation;

(c)	becomes known to Recipient on a non-confidential basis through disclosure by sources other than Discloser having the legal right to disclose such Confidential Information; or

(d)	is independently developed by Recipient without reference to or reliance upon Discloser’s Confidential Information.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

6.5	Security of Electronic Crescent Confidential Information.

(a)	Without limiting the generality of this Section 6, Service Provider will ensure that all Crescent Confidential Information in electronic form that is received, accessed, processed, handled or stored by Service Provider or on behalf of Service Provider by Service Provider’s permitted subcontractors or agents:

(i)	is protected using policies, procedures and technologies that (A) are at least equal to then-current industry best practices for protection of similar information, and (B) prevent willful, accidental or unlawful (1) disruption of, (2) damage to, (3) interference with authorized access to or any other interference, (4) destruction, loss, alteration of, or (5) unauthorized disclosure, use of, or access to such Crescent Confidential Information; and

(ii)	is backed up no less than daily. Backups will be retained for a [***] period or such longer period as is required for Service Provider to comply with its obligations under this Agreement.

(b)	Upon prior written request and at expense of Crescent, Service Provider will [***] provide to Crescent a copy of all or a portion of the Crescent Confidential Information covered by this Section 6.5.

7.	Personal Identifiable Information.

7.1	In General. Notwithstanding anything to the contrary in Section 7, (a) neither party will disclose to any third party nor use any protected health information, personal data, or biological samples of subjects enrolled in clinical studies that are the subject of Services, or any other information that could be used to identify an individual (collectively, “Personal Identifiable Information”) except as expressly required in the applicable Statement of Work and as long as such disclosure and use is in compliance with applicable law; or (b) such restrictions on the disclosure and use of Personal Identifiable Information will remain in place for as long as such restrictions are required under applicable law. Crescent’s use and disclosure of Personal Identifiable Information will be in accordance with applicable laws and regulations and the relevant consent documents, and (c) all Personal Information shall be anonymized before it is sent to Service Provider.

7.2	All transfer, storage, use and processing of personal data shall be made in accordance with the Data Protection APPENDIX C attached hereto and made a part hereof.

8.	Limitation of Liability.

8.1	Subject to Section 8.3, neither party will be liable for penalties or liquidated damages or for special, indirect, consequential, punitive, exemplary or incidental damages of any type or kind (including, without limitation, lost profits) regardless of whether any such losses or damages are characterized as arising from breach of contract, breach of warranty, tort, negligence, strict liability or otherwise, even if Service Provider is advised of the possibility of such losses or damages, or if such losses or damages are foreseeable.

8.2	Subject to Section 8.3, each party’s liability under this Agreement, regardless of the form of action, shall be limited to actual damages and shall not exceed [***]. In no event shall Service Provider be liable for any damages to the extent arising from or in connection with any decision by Crescent or any third party to further research, develop or market the Materials or any derivative or product or service related thereto or the use of the Materials or any product or derivative or service related thereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

8.3	Nothing in this Agreement shall exclude a party’s liability for (i) its gross negligence and willful misconduct, (ii) any breach of its confidentiality and non-use obligations, (iii) any misappropriation of the other party’s intellectual property, or (iv) any liability which cannot be excluded or restricted by Applicable Law.

9.	Indemnification; Insurance; Remedies.

9.1	Indemnification by Service Provider. Subject to the limitations of liability contained in Section 8.3 above, Service Provider will indemnify, defend and hold harmless Crescent, its Affiliates, and its and their respective officers, directors, employees and agents (collectively, the “Crescent Indemnitees”) against any third party claims, including reasonable attorneys’ fees for defending those claims, to the extent such claims arise out of or relate to (a) any injury or harm to Service Provider Personnel alleged by such Service Provider Personnel to have occurred on Crescent’s or its Affiliates’ premises during the course of performance of Services (except to the extent such claims result from Crescent’s breach of this Agreement or a Crescent Indemnitee’s negligence or willful misconduct); (b) any Service Provider Indemnitee’s negligence or willful misconduct in performing obligations under this Agreement; or (c) Service Provider’s breach of this Agreement, in each case ((a) through (c)), except to the extent such claims are indemnifiable under Section 9.2 or result from Crescent’s breach of this Agreement or a Crescent Indemnitee’s negligence or willful misconduct..

9.2	Indemnification by Crescent. Subject to the limitations of liability contained in Section 8.3 above Crescent will indemnify, defend and hold harmless Service Provider, its Affiliates, and its and their respective officers, directors, employees and agents (collectively, the “Service Provider Indemnitees”) against any third party claims, including reasonable attorneys’ fees for defending those claims, to the extent such claims arise out of or relate to (a) the use of the Materials or Deliverables by Crescent or its Affiliates (except to the extent such claims result from Service Provider’s breach of this Agreement or a Service Provider Indemnitee’s negligence or willful misconduct); (b) any infringement of any third party’s intellectual property rights or unauthorized use or misappropriation of its know-how related to the Study, or (c) personal injury to Crescent’s employees related to contact with animals, tissues, samples or specimens during visits to Services Provider’s facilities or after delivery of any animals, tissues, samples or specimens to Crescent, or (d) any Crescent Indemnitee’s negligence or willful misconduct in performing obligations under this Agreement; or (e) Crescent’s breach of this Agreement, in each case ((a) through (e)) except to the extent such claims are indemnifiable under Section 9.1 or result from Service Provider’s breach of this Agreement or a Service Provider Indemnitee’s negligence or willful misconduct.

9.3	Indemnification Procedures. Each party must notify the other party [***] after receipt of any claims made for which the other party might be liable under Section 9.1 or 9.2, as applicable. The indemnifying party will have the sole right to defend, negotiate, and settle such claims. The indemnified party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however, that the indemnifying party will have final decision-making authority regarding all aspects of the defense of the claim. The indemnified party will provide the indemnifying party with such information and assistance as the indemnifying party may reasonably request, at the expense of the indemnifying party. Neither party will be responsible nor bound by any settlement of any claim or suit made without its prior written consent; provided, however, that the indemnified party will not unreasonably withhold or delay such consent.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

9.4	Insurance. Service Provider will carry, with financially sound and reputable insurers, insurance coverage (including worker’s compensation at or above the applicable statutory limits, comprehensive liability coverage with contractual liability, and professional liability/errors and omissions coverage) with respect to the conduct of its business against loss from such risks and in such amounts as is customary for well-insured companies engaged in similar businesses and sufficient to support its obligations under this Agreement. Upon written request of Crescent, Service Provider will provide Crescent with a Certificate of Insurance evidencing such coverage, and providing that [***] advance written notice will be given to Crescent of any material change or cancellation in coverage or limits.

9.5	Remedies. Subject to the limitations set forth in Section 9, in the event that any Services do not meet the specifications or other performance criteria agreed to by Service Provider and Crescent in writing, then Service Provider will, at Crescent’s option, and as Crescent’s sole remedy for such nonconformance, [***] (a) [***]; or (b) refund to Crescent all amounts paid by Crescent to Service Provider in connection with such Services. Further, the parties agree that (i) each party may be irreparably injured by a breach of the confidentiality and non-use obligations in this Agreement; (ii) money damages would not be an adequate remedy for any such breach; and (iii) each party will be entitled to seek equitable relief, including injunctive relief and specific performance, without having to post a bond, as a remedy for any such breach.

10.	Expiration; Termination.

10.1	Expiration. This Agreement will expire on the later of (a) five (5) years from the Effective Date or (b) the completion of all Services under all Statement(s) of Work executed by the parties prior to the fifth anniversary of the Effective Date. This Agreement may be extended by mutual agreement of the parties or earlier terminated in accordance with Section 10.2 or 10.3.

10.2	Termination by Crescent. In the event of a material breach of this Agreement by Service Provider which is not cured to Crescent’s reasonable satisfaction within the [***] notice period (if capable of cure), Crescent may terminate this Agreement or any Statement of Work at any time beginning at the end of such [***] cure period (except if incapable of cure, in which case termination may be within [***] after Service Provider made aware of such incapability to cure) upon written notice to Service Provider. Further, Crescent may terminate this Agreement or a Statement of Work at any time upon [***] prior written notice to Service Provider.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

10.3	Termination by Service Provider. In the event of a material breach of this Agreement by Crescent which is not cured to Service Provider’s reasonable satisfaction within the [***] notice period or if such breach is not capable of cure within such [***] period, Crescent has not commenced such cure within such [***] period. Service Provider may terminate any Statement of Work upon [***] prior written notice.

10.4	Effect of Termination or Expiration. Upon termination or expiration of this Agreement, neither Service Provider nor Crescent will have any further obligations under this Agreement, or in the case of termination or expiration of a Statement of Work, under that Statement of Work, except that:

(a)	Service Provider will terminate all affected Services in progress in an orderly manner as soon as practical and in accordance with a schedule agreed to by Crescent and, if requested, will work with Crescent to transition the relevant Services to Crescent or its designee, unless Crescent specifies in the notice of termination that Services in progress should be completed;

(b)	Service Provider will deliver to Crescent all Deliverables developed through termination or expiration and will deliver to Crescent, or at Crescent’s option, dispose of, any Materials in its possession or control;

(c)	Crescent will pay Service Provider any monies due and owing Service Provider, up to the time of termination or expiration, for Services properly performed and all authorized expenses actually incurred (as specified in the applicable Statement of Work);

(d)	Service Provider will [***] refund any monies paid in advance by Crescent for Services not rendered;

(e)	except where continued storage is required by EU or Member State (see Section 7.2) law, each party will, consistent with other party’s written instructions, return or safely destroy all Personal Data (see Section 7.2) that each party obtained in connection with performing the Services, including all originals and copies of such Personal Data in any medium, and any materials derived from or incorporating such Personal Data. Each party will [***] notify the other party in writing once all such information has been returned or destroyed (as applicable in accordance with other party’s written instructions);

(f)	each Recipient will [***] return to the Discloser all of Discloser’s Confidential Information (including all copies) provided to Recipient under this Agreement or under any Statement of Work which has been terminated or has expired, except for one (1) copy which Recipient may retain solely to monitor Recipient’s surviving obligations of confidentiality and non-use, and in the case of Crescent, to exercise all surviving rights of Crescent under this Agreement; and

(g)	In the event a Study is terminated without cause, Service Provider shall be paid for all Services rendered through the effective date of termination, together with any additional expenses incurred in connection with the shutdown of the Study including without limitation any irrevocably committed costs reasonably incurred, together with the applicable termination fee set forth in the Statement of Work.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

(h)	Upon termination, neither party will have any further obligations under this Agreement, except that (i) the liabilities accrued through the date of termination and (ii) the obligations which by their terms survive termination, including the applicable confidentiality, record keeping, regulatory compliance, intellectual property and indemnification provisions of this Agreement, shall survive termination.

11.	Employee Solicitation. Crescent agrees that, during the term of a Study and for a period of [***] thereafter, Crescent will not solicit for hire or hire as an employee, or engage as an independent contractor, any person who has been involved in rendering Services on the Study, without the prior written consent of Service Provider. This paragraph shall not apply to general solicitations for employees or expressions of interest that were not solicited by Crescent or its agent.

12.	Force Majeure. Except with respect to the payment of monies due hereunder, neither party shall be considered in default of the performance of any obligation hereunder to the extent that the performance of such obligation is prevented or delayed by fire, flood, earthquake, hurricane, explosion, disease, pandemic, contamination, strike, acts of terrorism, war, insurrection, embargo, government requirement, changes in Applicable Law, civil or military authority, act of God, or any other event, occurrence or condition which is not caused, in whole or in part, by that party, and which is beyond the reasonable control of that party, and to the extent the delay arising from which could not have been prevented by the exercise of commercially reasonable efforts and diligence by the affected party.

13.	Dispute Resolution. The parties shall attempt, in good faith, to resolve through negotiations any controversy, claim, or dispute arising out of this Agreement. In the event that negotiations are not successful, the controversy, claim or dispute shall be submitted to third party mediation upon terms reasonably acceptable to the parties. If such claim, controversy or dispute is not resolved through mediation, upon written demand of either party, the claim, controversy or dispute shall be submitted to arbitration. Such arbitration shall take place in the jurisdiction of the Commonwealth of Massachusetts and shall proceed in accordance with the internal laws of such jurisdiction and the Commercial Arbitration Rules of the American Arbitration Association. A record and transcript of the proceedings shall be maintained. Any award shall be made in writing and in reasonable detail, setting forth the findings of fact and conclusion of law supporting the award. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators, which shall be binding regardless of whether one of the parties fails or refuses to participate in the arbitration. The decision shall be enforceable by a court of law, provided that the decision is supported by substantial fact and is without material error of law. All costs of such arbitration, except expert fees and attorneys’ fees, shall be shared equally by the parties.

14.	Miscellaneous.

14.1	Independent Contractor. Service Provider is an independent contractor and not an agent or employee of Crescent. Service Provider will not in any way represent itself to be an agent, employee, partner or joint venturer of or with Crescent, and Service Provider has no authority to obligate or bind Crescent by contract or otherwise. Service Provider has full power and authority to determine the means, manner and method of performance of Services. Service Provider is responsible for, and will withhold and/or pay, any and all applicable federal, state or local taxes, payroll taxes, workers’ compensation contributions, unemployment insurance contributions, or other payroll deductions from the compensation of Service Provider’s employees and other Service Provider Personnel and no such employees or other Service Provider Personnel will be entitled to any benefits applicable to or available to employees of Crescent. Service Provider understands and agrees that it is solely responsible for such matters and that it will indemnify Crescent and hold Crescent harmless from all claims and demands in connection with such matters.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

14.2	Publicity and Use of Names. Except to the extent required by applicable law or regulation or the rules of any stock exchange or listing agency, neither party will make any public statement or release concerning this Agreement or the transactions contemplated by this Agreement or use other party’s name or the name of any Affiliate of the other party in any form of advertising, promotion or publicity, without obtaining the prior written consent of the other party.

14.3	Certain Disclosures and Transparency. Service Provider acknowledges that Crescent and its Affiliates may be required to abide by disclosure laws and certain transparency policies governing their activities including providing reports to the government and to the public concerning financial or other relationships with healthcare providers. Service Provider agrees that Crescent and its Affiliates may, in their sole discretion, disclose information about this Agreement and about Service Provider’s Services including those relating to healthcare providers and any compensation paid to healthcare providers pursuant to this Agreement. Service Provider agrees to [***] supply information reasonably requested by Crescent for disclosure purposes. To the extent that Service Provider is independently obligated to disclose specific information concerning Services relating to healthcare providers and compensation paid to healthcare providers pursuant to this Agreement, Service Provider will make timely and accurate required disclosures.

14.4	Notices. All notices must be in writing and sent to the address for the recipient set forth in this Agreement or at such other address as the recipient may specify in writing under this procedure. Communications and notices to Crescent will be marked “Attention: General Counsel”. Communications and notices to Service Provider must be sent, to the Affiliate performing the Services, with copy to with a copy to, Charles River Laboratories, Inc., 251 Ballardvale Street, Wilmington, MA 01887 Attention: General Counsel at [***]. All notices must be given (a) by personal delivery, with receipt acknowledged; or (b) by prepaid certified or registered mail, return receipt requested; or (c) by prepaid recognized express delivery service (d) electronic mail. Notices will be effective upon receipt or at a later date stated in the notice.

14.5	Assignment. Except as expressly provided in Section 2.45, neither party may assign, delegate or transfer its obligations under this Agreement, in whole or in part, without the prior written consent of the other party, and any attempted assignment, delegation or transfer by one party without such consent will be void, except that either party may assign this Agreement to an Affiliate or in connection with the merger, consolidation or sale of substantially all assets related to the Study, or in connection with a change of control of such party. No assignment, delegation or transfer will relieve either party of the performance of any accrued obligation that such party may then have under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

14.6	Entire Agreement. This Agreement, together with the attached Appendix A and any fully-signed Statements of Work, each of which are incorporated into this Agreement, constitute the entire agreement between the parties with respect to the specific subject matter of this Agreement and all prior agreements, oral or written, with respect to such subject matter are superseded. Each party confirms that it is not relying on any representations or warranties of the other party except as specifically set forth in this Agreement. If there is any conflict, discrepancy or inconsistency between the terms of this Agreement and any Statement of Work, purchase order or other form used by the parties, the terms of this Agreement will control.

14.7	No Modification. This Agreement (including Statement(s) of Work) may be changed only by a writing signed by authorized representatives of each party.

14.8	Severability; Reformation. Each provision in this Agreement is independent and severable from the others, and no provision will be rendered unenforceable because any other provision is found by a proper authority to be invalid or unenforceable in whole or in part. If any provision of this Agreement is found by such an authority to be invalid or unenforceable in whole or in part, such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision and the intent of the parties, within the limits of applicable law. If any provision of this Agreement is held to be excessively broad, it will be reformed and construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by law.

14.9	Governing Law. This Agreement and any disputes arising out of or relating to this Agreement will be governed by, construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to any choice of law principle that would require the application of the law of another jurisdiction. The parties expressly reject any application to this Agreement of (a) the United Nations Convention on Contracts for the International Sale of Goods; and (b) the 1974 Convention on the Limitation Period in the International Sale of Goods, as amended by that certain Protocol, done at Vienna on April 11, 1980.

14.10	Jurisdiction; Venue. Any legal action or proceeding concerning the validity, interpretation and enforcement of this Agreement, matters arising out of or related to this Agreement or its making, performance or breach, or related matters will be brought exclusively in the courts of the Commonwealth of Massachusetts in the County of Middlesex or of the United States of America for the First District. All parties consent to the exclusive jurisdiction of those courts and waive any objection to the propriety or convenience of such venues.

14.11	Waivers. Any delay in enforcing a party’s rights under this Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving party, as applicable.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

14.12	No Strict Construction; Headings; Interpretation. This Agreement has been prepared jointly and will not be strictly construed against either party. The Section headings are included solely for convenience of reference and will not control or affect the meaning or interpretation of any of the provisions of this Agreement. The words “include,” “includes” and “including” when used in this Agreement (and any Statement(s) of Work) are deemed to be followed by the phrase “but not limited to”.

14.13	Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute one and the same instrument. A facsimile or portable document format (“.pdf”) copy of this Agreement, including the signature pages, will be deemed an original.

14.14	Language of Agreement. The parties acknowledge that it is their express wish that this Agreement and all notices and other documents to be given or executed pursuant hereto be in English.

[Remainder of page left blank intentionally]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed by its duly authorized representative as of the Effective Date.

CRESCENT BIOPHARMA, INC.		CHARLES RIVER LABORATORIES, INC.

By:	/s/ Jonathan Violin	By:	/s/ [***]
Print Name:	Jonathan Violin	Print Name:	[***]
Title:	CEO	Title:	[***]
	12/6/2024		12/5/2024

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

APPENDIX A

SAMPLE STATEMENT OF WORK

THIS STATEMENT OF WORK (the “Statement of Work”) by and between Crescent Biopharma, Inc. (“Crescent”) and Charles River Laboratories, Inc. (“Service Provider”), will be effective as of the last date of signature below, and upon execution will be incorporated into the Master Contract Services Agreement between Crescent and Service Provider dated [EFFECTIVE DATE OF MASTER CONTRACT SERVICES AGREEMENT] (the “Agreement”). Capitalized terms used in this Statement of Work will have the same meaning as set forth in the Agreement.

Crescent hereby engages Service Provider to provide Services, as follows:

1.	Services. Service Provider will provide the following Services to Crescent:

Describe specific Services to be provided including all Deliverables. Also include, as applicable, format of data Deliverables, procedures for verification of accuracy of data, and whether Services must be performed in accordance with GLP, etc.

2.	Materials. Crescent will provide to Service Provider the following Materials for Services:

Describe specific materials being provided by Crescent.

3.	Completion. Services will be completed [within [TIME PERIOD].] or [in accordance with the following schedule: [INSERT SCHEDULE]].

4.	Service Provider Contacts.

Project Leader: [NAME AND TITLE]

Administration Contact: [NAME AND TITLE]

Payment Contact: [NAME AND TITLE]

5.	Crescent Representative. [NAME AND TITLE]

6.	Compensation. The total compensation due Service Provider for Services under this Statement of Work will not exceed [WRITTEN AMOUNT (numerical amount)]. All amounts due under this Statement of Work will be invoiced in United States Dollars to the attention of Accounts Payable at [***] as follows: [INVOICE SCHEDULE]. All pass through costs must be approved in advance in writing by Crescent and will not include any administrative or other additional charges. Amounts due for pass through costs will be invoiced in the billing cycle first following the date they are incurred and invoices will indicate which costs are pass through costs. Payment will be made in accordance with Section 0 (Compensation) of the Agreement. Service Provider agrees that the amounts payable or otherwise provided by Crescent under this Agreement represent the fair market value of the Services and have not been determined in a manner that takes into account the volume or value of any referrals or business.

7.	Cancellation and Postponement Fees, If Any

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

8.	[Additional Insurance Requirements. For purposes of this Statement of Work, Section 9.3 (Insurance) of the Agreement is modified to add the following additional insurance obligations: [Describe additional insurance requirements, if any.]]

9.	EU Data Protection. For GDPR compliance (see Section 7.2 of the Agreement), identify (a) all categories of Personal Data to be processed; (b) all permitted subcontractors providing Processing Services; and (c) all locations/territories where Personal Data will be processed. “Categories” of data means the types of Personal Data being collected, such as date of birth, medical history, ethnicity, etc.

All terms and conditions of the Agreement will apply to this Statement of Work. In the event of any conflict between this Statement of Work and the terms of the Agreement, the terms of the Agreement will control. A facsimile or portable document format (“.pdf”) copy of this Statement of Work, including the signature pages, will be deemed an original.

STATEMENT OF WORK AGREED TO AND ACCEPTED BY:

CRESCENT BIOPHARMA, INC.	CHARLES RIVER LABORATOIRES, INC.

By:	By:

Print Name:	Print Name:

Title:	Title:

Date:	Date: